AST SpaceMobile

Transforming how
the world connects

Nasdaq

NASDAQ: ASTS

Business Update – Second Quarter 2021

August 16, 2021

Forward Looking Statements

The information in this presentation and the oral statements made in connection therewith includes "forward-looking statements" for the purposes of federal securities laws that are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact in this presentation and the oral statements made in connection therewith regarding the Company's financial position, business strategy and the plans and objectives of management for future operations, are forward-looking statements. Words such as "expect," "believe," "anticipate," "intend," "estimate," "seek" and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management's current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of our Form S-1 Registration Statement filed with the SEC on June 25, 2021 (File No. 333-257425) as well as the Risk Factors contained in Part II, Item 1A of AST SpaceMobile's Form 10-Q dated August 16, 2021. The Company's securities filings can be accessed on the EDGAR section of the SEC's website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Industry and Market Data

This presentation includes market data and other statistical information from sources believed to be reliable, including independent industry publications, governmental publications or other published independent sources. Although AST believe these sources are reliable, we have not independently verified the information and cannot guarantee its accuracy and completeness.

Trademarks and Trade Names

AST owns or has rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with AST, or an endorsement or sponsorship by or of AST. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that AST will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

Update


AST

Recent business momentum

Source: GSMA Intelligence (data as of 3/31/2021).

1. Metric defined as number of subscribers represented by mobile network operators who have agreements and understandings with AST SpaceMobile.

Significant industrial, commercial and organizational progress since the public market debut in April

Industrialization

BlueWalker 3 ("BW3") is expected to launch in a window beginning March 2022 from Cape Canaveral

- BW3 is our next prototype spacecraft with a 693-square-foot phased array
- Changed launch services provider to SpaceX, in order to increase certainty of launch timing and simplify delivery / transportation to launch site
- The successful launch and test of BW3 will mark the conclusion of our first development phase and the commencement of our production phase

BlueBird 1 ("BB1") production spacecraft, expected to be the largest communications phased array ever deployed into space

- Continued to make progress in finalizing the design of our next generation production BB1 spacecraft
- Making investments in Midland, Texas facilities and global supplier development
- Midland facilities planning for production capacity of up to 6 spacecraft per month

Commercial

New MOUs signed with Smart Communications, Africell, MUNI, UT Mobile, LIBTELCO and others

- Increased subscriber count with MNOs under MoU from approx. 1.3 billion to approx. 1.5 billion [1]
- Regulatory approval granted in 6 countries to date, which total a population of over 360 million

Organizational

Employee hiring plan continues in order to support scaled spacecraft production

- Significantly enhanced in-house engineering, manufacturing, procurement and corporate activities
- Growth of 62 employees in the second quarter of 2021, now with a team of 454, including 261 full-time employees, 49 full-time contractors and 144 employees of 3rd party engineering services providers working on AST SpaceMobile
- Opening of UK Office at Space Park Leicester, which will house business development, engineering and regulatory functions

Business



Market opportunity

Source: GSMA Intelligence (data as of 12/31/2020).

Global wireless services market generates over $1 trillion in annual revenue, with a backdrop of evolving and imperfect networks

Global Population – 7.8 billion


3.8bn
5.2bn
2.6bn
4.0bn
1.2bn
Cellular subscribers - broadband
Cellular subscribers - no broadband
Not a cellular subscriber

5.2 billion unique cellular subscribers → *move in and out of coverage as they live, work and travel*

3.8 billion not subscribed to cellular broadband →
- *0.6 billion have no coverage*
- *3.2 billion usage gap*

AST SpaceMobile

SpaceMobile will connect directly to mobile phones

Building the first and only space-based cellular broadband network

Giant total addressable market
Global wireless services market generates over $1 trillion in annual revenue via 5 billion mobile devices

Revolutionary tech, 1,200+ patent & patent-pending claims and first-mover advantage
Technology designed to deliver broadband from space to unmodified mobile devices, providing a one-of-a-kind service to fill cellular coverage gaps

Industry-leading strategic partners
Investment, development and commercial relationships with Vodafone, American Tower, Rakuten and others

Built-in customer base ready to be turned on
When operational, SpaceMobile service will be available to the 1.5 billion existing customers of AST SpaceMobile's wireless partners [1]

Flexible, scalable, super-wholesale business model
The SpaceMobile network is designed to provide frictionless access to the company's wireless partner subscribers under revenue share agreements


11:40
5Gs
SpaceMobile
You are out of coverage. Would you like to turn on your SpaceMobile Day Pass? (Yes/No)
Yes
Welcome to SpaceMobile. You will now be connected everywhere.

Source: GSMA Intelligence (data as of 3/31/2021).
1. See page 4 for metric definition.

BlueWalker 3 update

BlueWalker 3 is expected to launch aboard a SpaceX mission from Cape Canaveral, Florida, in a window beginning March 2022

- Demonstration of the SpaceMobile end-to-end operational system design
- Designed to communicate directly with cell phones via 3GPP standard frequencies
- The prototype spacecraft has a phased array with an aperture of 693 square feet
- Manufacturing, assembly and testing continue to progress, with timing on-target
- Greater than 75% of capex spend incurred (including non-recurring engineering)



Spacecraft testing plan

- Following launch, orbital placement, deployment and basic connectivity testing will be conducted
- In the months following launch, ground testing will take place in Texas, Hawaii and with select MNO partners globally
- Ground testing will be used to configure ground equipment and connect directly with unmodified 4G/5G mobile phones

AST SpaceMobile differentiation

- Only pure play, low Earth orbit (LEO) broadband communications company that is publicly-traded
- Novel technology solution applicable to a market of 5 billion mobile phones and the related $1 trillion TAM
- Jointly going to market, not competing, with mobile network operators with hundreds of millions of subscribers
- Revenue share business model designed to allow users to sign up with a simple text message
- Approximately $400 million cash and cash equivalents [1] to fund business operations and the first phase of production spacecraft

1. As of June 30, 2021.

Financial Results



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AST
SpaceMobile
Transforming how the world connects
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Q2 2021 key financial metrics

Operating Expenses


$mm
$12.1
$0.6
$0.3
$5.5
$5.7
+$13.0
+$0.0
+$8.7
+$3.7
+$0.6
$25.1
$0.6
$9.1
$9.2
$6.3
Q1 2021
Q2 2021
Depreciation and amortization
Research and development costs
General and administrative costs
Engineering services

Capex


$mm
$54.3
$15.7
$38.7
As of 6/30/2021
BlueWalker 3 Satellite - construction in process
Property and equipment

As of the date hereof, we have $51.7mm invested in BW3 and expect to incur an additional $14mm - $16mm including NRE, components and launch

AST SpaceMobile

Appendix



ASTS share count

Shares	millions	Comment
Class A common stock	51.73	Publicly-traded shares
Class B common stock [1,2]	51.64	Series A / B shares
Class C common stock [1,2]	78.16	Abel Avellan [3] shares
Total basic shares	181.53	

Other		
Public warrants	11.5	$11.50 exercise price
Sponsor warrants	6.1	$11.50 exercise price
Incentive equity options [4]	12.4	Management grants outstanding as of 6/30/2021

1. Following the Business Combination with NPA (closed on April 6, 2021), the Company was organized as an umbrella partnership-C corporation ("Up-C") structure. As a result of the Up-C structure, the Company is a holding company and, accordingly, all the business of AST is held directly by AST, of which we are the managing member.
2. The Class B and C common stockholders own economic interests in AST LLC which are redeemable into either shares of Class A common stock on a one-for-one basis or cash at the option of the Special Redemption Committee. These shares are subject to lock-up restrictions until April 6, 2022 under the Stockholders' Agreement. See AST's July 2, 2021 Form 424B filing for additional detail.
3. Abel Avellan, AST's Chief Executive Officer, has historically elected not to be paid any base salary in excess of applicable minimum wage requirements under federal law and, as such, has received substantially below-market base salary.
4. Except as otherwise provided by the AST Board of Directors, each AST Incentive Equity Unit will be redeemable for one share of Class A Common Stock on the later of April 6, 2023 and the six-month anniversary of the vesting date.

AST SpaceMobile

Nasdaq

NASDAQ: ASTS